EXHIBIT 99.1
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NEWS RELEASE
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FOR IMMEDIATE RELEASE
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CONTACTS:
Moosa E. Moosa                 Jane Miller
Chief Financial Officer        Corporate Relations Manager
(603) 595-7000                 (603) 594-8585 ext. 3346
mmoosa@presstek.com            jmiller@presstek.com
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              PRESSTEK SIGNS AGREEMENT TO ACQUIRE A.B.DICK COMPANY

Hudson, NH--July 13, 2004--Presstek, Inc. (Nasdaq: PRST), a leading manufacturer and marketer of environmentally responsible high tech digital imaging solutions for the graphic arts and laser imaging markets, today announced that it has entered into an asset purchase agreement with A.B.Dick under which Presstek will acquire the business and assets of privately-held A.B.Dick Company through a U.S. Bankruptcy Code section 363 asset sale. A.B.Dick Company filed for Chapter 11 bankruptcy protection earlier today. The transaction, valued at approximately $40 million, is subject to Bankruptcy Court approval.

Presstek's Chief Financial Officer Moosa E. Moosa said, "Presstek has also joined with A.B.Dick's current lender, Key Corporate Capital, Inc., to provide $7 million in debtor-in-possession (DIP) financing, subject to Bankruptcy Court approval, to fund A.B.Dick's post-petition operating expenses and to meet supplier and employee commitments through the completion of the sale proceedings. We anticipate that the sale proceedings will be complete in approximately 90 days."

Commenting on the strategy behind the acquisition, Presstek President and Chief Executive Officer Edward J. Marino said, "We view this potential acquisition as a strategic move to expand the long term business opportunities for both Presstek and A.B.Dick. The acquisition is designed to extend the distribution capability and channel support for Presstek and to drive an increased level of digital technology and services by leveraging Presstek's industry-leading technology portfolio. As part of Presstek's market-focused and customer-oriented strategic direction, this acquisition represents a focused investment for future business growth."

Marino added, "Over the past two years, Presstek has refocused and streamlined its organization. As a result, the company is now on a solid footing and is well positioned to implement a successful integration of the two organizations."

CONFERENCE CALL
Presstek will be hosting a conference call today at 11:00 a.m. (Eastern) to discuss the proposed transaction.

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To participate in the call, dial (800) 599-9829, access code 79711423. To listen to a live web cast of the call, click on: http://phx.corporate-ir.net/phoenix. zhtml?c=72101&p=IROL-eventDetails&EventId=917392 or visit the Events Calendar in the Investor section of Presstek's website, www.presstek.com, fifteen minutes prior to start time.

The webcast will be archived and available for replay until July 20, 2004. You may also listen to a telephone replay of the call from 1:00 p.m. on July 13, 2004 until midnight on July 20, 2004, by dialing (888) 286-8010, access code 76332305.

ABOUT PRESSTEK
Presstek, Inc. is a leading manufacturer and marketer of environmentally responsible high tech digital imaging solutions to the graphic arts and laser imaging markets. Presstek's patented DI(R), CTP and plate products provide a streamlined workflow and eliminate photographic darkrooms, film and toxic processing chemicals, thereby reducing printing cycle time and lowering production costs. Presstek solutions are designed to make it easier for printers to cost effectively meet increasing customer demand for shorter print runs and faster turnaround while providing improved profit margins. The company's subsidiary, Lasertel, Inc., supplies Presstek and external customers with the valuable laser diodes necessary for laser imaging applications. For more information on Presstek, visit www.presstek.com, call 603-595-7000 or email: info@presstek.com.

ABOUT A.B.DICK
A.B.Dick Company celebrates 120 years as a leading worldwide supplier to the graphic arts and printing industry in 2004. It manufactures and markets equipment and supplies for all stages of document creation - pre-press, press and post-press - and provides continuing service and support. For more information contact: Scott MacKenzie, Vice President, Marketing, 7400 Caldwell Ave., Niles, IL 60714. Telephone (847) 779-1900; web: www.abdick.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Certain statements contained in this News Release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the ability of the Companies to expand their long term business opportunities; the ability of A.B.Dick to maintain sufficient debtor-in-possession financing to fund its operation and the expenses of the Chapter 11 process; the outcome and timing of the Companies efforts to close a definitive agreement; the Companies' ability to obtain court approval with respect to motions in the Chapter 11 proceeding; the ability of A.B.Dick to obtain and maintain normal terms with its vendors and dealers; the ability of A.B.Dick to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 proceeding on A.B.Dick's liquidity or results of operations; the ability of A.B.Dick to attract, motivate and/or retain key executives and employees; the ability of A.B.Dick to attract and retain vendors and customers; the expected effects and benefits of the acquisition; the expected effects and benefits of the combination of the two companies; the anticipated growth of the combined companies; the expected performance of, or the Companies' ability to extend their distribution capabilities or to successfully migrate customers to digital technologies; the Companies' expectations regarding the sale of products in

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general; the market acceptance of the Companies' products and/or technology; the ability of the Companies' to achieve their stated objectives; the strength of the Companies' relationships with their partners (both on manufacturing and distribution); and expectations regarding future growth and profitability. Such forward-looking statements involve a number of known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, negative reactions to the proposed acquisition from customers and partners, the ability to achieve the intended benefit of the proposed acquisition, the ability to successfully integrate the two Companies, the ability of Presstek to maintain its financing, the ability of Presstek to meet its stated financial objectives, including its ability to manage the acquisition in an accretive manner after the first year, the Companies' dependency on their strategic partners (both on manufacturing and distribution), the introduction of competitive products into the marketplace, shortages of critical or sole-source component supplies, manufacturing constraints or difficulties, the impact of general market factors in the print industry generally and the economy as a whole, market acceptance of and demand for the Companies' products and resulting revenues and other risks detailed in Presstek's Annual Report on Form 10-K and Presstek's other reports on file with the Securities and Exchange Commission. The words "looking forward," "looking ahead", "believe(s)," "should," "may," "expect(s)," "anticipate(s)," "likely," "opportunity," and similar expressions, among others, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. Presstek undertakes no obligation to update any forward-looking statements contained in this news release.



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